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                                                                   EXHIBIT 10.14

                                    FORM OF
              THIRD AMENDMENT TO THE BOSTON SCIENTIFIC CORPORATION
                      GLOBAL EMPLOYEE STOCK OWNERSHIP PLAN

         WHEREAS, Boston Scientific Corporation (the "Company") has established and maintains the Boston Scientific Corporation Global Employee Stock Ownership Plan (the "Plan"); and

         WHEREAS, it is now considered desirable to amend the Plan;

         NOW, THEREFORE, by virtue and in exercise of the power reserved by
Section 5 of the Plan, the Plan be and it is hereby amended, effective as of the date written below, in the following particulars:

         1.       By substituting for Section 2(a) of the Plan the following:

                  "(a) Beneficiary means the person designated as beneficiary by the Optionee under the provisions of the Company's program of life insurance for employees, or as may be designated on such other form as may be approved by the Committee."

         2.       By substituting for Section 2(m) of the Plan the following:

                  "(m) Enrollment Agreement means an agreement described in
         Section 8.2, in such form as may be approved by the Committee from time to time, including, but not limited to, electronic or telephonic enrollment methods, whereby an Optionee authorizes a Participating Employer to withhold payroll deductions from his or her Compensation."

         3. By replacing all references to "Membership Agreement" in the Plan with references to "Enrollment Agreement."

         4. By adding the following sentence at the end of Section 4 of the Plan:

         "The Committee shall have the express authority to delegate certain administrative responsibilities to other parties."

         5. By substituting for the first sentence of Section 8.2(a) of the Plan the following:

         "(a) An Eligible Employee may elect to purchase shares of Stock under his or her Option during an Offering Period by completing an Enrollment Agreement, in accordance with such procedures as set forth by the Committee, on or prior to the first business day of such Offering Period."

         6. By substituting for the second sentence of Section 8.2(b) of the Plan the following:

         "However, the Eligible Employee may elect to discontinue his or her payroll deductions at any time during an Offering Period and withdraw them by submitting a request, in accordance with such procedures as set forth by the Committee, by the close of business on the last day of the Offering Period ."

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         7.       By deleting "written" where it appears in the third and fourth sentences of Section 8.2(b) of the Plan.

         7. By deleting "written" where it appears in Section 8.2(c) of the Plan.

         8.       By substituting for Section 8.5(c) of the Plan the following:

         "In lieu of issuing Stock certificates, the Committee may establish electronic book entry procedures (such as DWAC) to record an Optionee's Stock acquired under the Plan. Notwithstanding, the Optionee shall always have the right to request issuance of a Stock certificate to evidence all or any number of the whole shares of Stock he or she has purchased under the Plan. The Company or the Participating Employer shall pay all costs associated with issuing the Stock certificate or certificates described in this Section 8.5; however, any costs associated with replacement of lost or destroyed Stock certificates shall be paid by the Optionee. The Optionee shall pay all costs associated with the sale of shares of Stock, including, but not limited to, brokerage and other fees."

         9.       By deleting Section 8.5(d) of the Plan.

         IN WITNESS WHEREOF, the Company has caused this amendment to be executed by its duly authorized officers, this ______ day of December, 2003.

                                          BOSTON SCIENTIFIC CORPORATION

                                          By:__________________________________


                                          Its:


ATTEST:

By: ________________________________


Its: